Exhibit 99.1

           Gladstone Capital Reports Second Quarter Financial Results
                               for March 31, 2004

    MCLEAN, Va., May 13 /PRNewswire-FirstCall/ -- Gladstone Capital Corp. (Nasdaq: GLAD) announced today that its Net Increase in Stockholders' Equity Resulting from Operations for the second quarter ended March 31, 2004 was $2,828,583 or $0.27 per diluted common share as compared to $3,662,015 or $0.36 per diluted common share for the quarter ended March 31, 2003, a decrease of 23%. The decrease was due to $305,475 in unrealized depreciation in the quarter ended March 31, 2004, compared to the unrealized appreciation of $742,424 in the quarter ended March 31, 2003.

    The Net Investment Income for the quarter ended March 31, 2004 increased from $2,919,591 or $0.29 per diluted common share from the prior year's quarter to $3,121,558 or $0.30 per diluted common share, an increase of $201,967 or 7%. The Company pays its dividends based on Net Investment Income. Total assets were $244,291,070 at March 31, 2004 and $214,566,663 at September 30, 2003.

    Net Increase in Stockholders' Equity Resulting from Operations for the six months ended March 31, 2004 was $4,209,657 or $0.41 per diluted common share as compared to $6,074,170 or $0.60 per diluted common share for the six months ended March 31, 2003. This was a decrease of $1,864,513 or 31%. Net Investment Income for the six months ended March 31, 2004 was $6,060,194 or $0.59 per diluted common share as compared to $5,331,746 or $0.53 per diluted common share for the six months ended March 31, 2003. This was an increase of $728,448 or 14%.

    "In the second quarter, the Company added two new loans to the portfolio, Medassets, Inc. at $6 million and Woven Electronics Corp. at $14.5 million. Since the quarter ended, Wingstop Restaurants International, Inc., the franchisor of quick-casual restaurants, paid off their entire loan of $5.5 million. The third quarter is looking strong with a number of loans set to close."

    For further information please contact Harry Brill, Chief Financial Officer or Skye Breeden, Director of Shareholder Relations at 703-286-7000. The Company will have a conference call at 10:30 am EDT, May 14, 2004. Please call 866-253-6509 and use the ID code 465085 and you will be placed on hold until the conference starts. An operator will monitor the call and set a queue for the questions. The replay number will be available for approximately 30 days. The replay number is 888-266-2081 and use ID code 465085 to access the call.

    Readers should obtain our Form 10-Q for the period ended March 31, 2004 and review the notes as well. We have filed this Form 10-Q with the Securities and Exchange Commission ('SEC') which can be retrieved at the SEC website at www.SEC.gov or from Gladstone Capitals web site at www.GladstoneCapital.com. A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.




                        GLADSTONE CAPITAL CORPORATION
                         CONSOLIDATED BALANCE SHEETS

                                               March 31,       September 30,
                                                 2004              2003
                                              (Unaudited)
    ASSETS
      Investments at fair value (Cost
       3/31/2004: $140,626,669;
       9/30/2003: $109,529,893)               $138,541,292      $109,307,553
      Cash and cash equivalents                  6,809,323        21,143,972
      Cash and cash equivalents
       pledged as collateral                    95,004,939        80,022,249
      Interest receivable -
       investments in debt securities            1,270,800         1,041,943
      Interest receivable -
       cash and cash equivalents                       361               955
      Interest receivable - officers               109,262           108,657
      Due from custodian                           225,000         1,207,000
      Prepaid assets                             1,334,538         1,479,815
      Other assets                                 995,555           254,519

    TOTAL ASSETS                              $244,291,070      $214,566,663

    LIABILITIES AND STOCKHOLDERS' EQUITY

    LIABILITIES
      Accounts payable                             $86,795           $23,247
      Dividends payable                                -           3,327,009
      Borrowings under line of credit           20,500,000               -
      Accrued expenses and
       deferred liabilities                      2,184,166         1,965,025
      Repurchase agreement                      93,105,000        78,449,000

        Total Liabilities                     $115,875,961       $83,764,281

    STOCKHOLDERS' EQUITY
    Common stock, $0.001 par value,
     50,000,000 shares authorized
     and 10,105,178 and
     10,081,844 shares issued
     and outstanding, respectively                 $10,105           $10,082
    Capital in excess of par value             140,723,063       140,416,674
    Notes receivable - officers                 (9,232,698)       (8,985,940)
    Net unrealized depreciation
     on investments                             (2,085,377)         (222,340)
    Undistributed/(overdistributed)
     net investment income                        (999,984)         (416,094)

        Total Stockholders' Equity            $128,415,109      $130,802,382

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                     $244,291,070      $214,566,663



                        GLADSTONE CAPITAL CORPORATION
                           SCHEDULE OF INVESTMENTS
                             AS OF MARCH 31, 2004
                                 (UNAUDITED)

    COMPANY (1)     INDUSTRY         INVESTMENT     COST          FAIR VALUE

    America's       Water heater     Senior Term
     Water Heater    rentals and      Debt(2)(4)    $12,000,000    $12,060,000
     Rentals,        servicing
     LLC

    ARI Holdings,   Manufacturing    Senior Term
     Inc.            auto parts       Debt(2)(3)(4)   3,583,675      3,243,226
                                     Senior Term
                                      Debt(2)         1,387,500      1,332,000

    Burt's Bees,    Personal and     Senior Term
     Inc.            household        Debt              991,667      1,000,344
                     products

    Coyne           Industrial       Senior Term
     International   services         Debt(2)(3)(4)  15,578,330     15,403,074
     Enterprises
     Corp.

    Finn            Manufacturing    Senior
     Corporation     landscape        Subordinated
                     equipment        Term Debt(4)   10,500,000      9,121,875
                                     Common Stock
                                      Warrants for
                                      2% Ownership       37,000        435,649

    Fugate &        Imaging          Senior Term
     Associates,     supplies         Debt(4)         3,237,500      3,213,219
     Inc.                            Senior Term
                                      Debt(4)         1,499,999      1,494,374

    GQM             Designer and     Senior Term
     Acquisition     assembler of     Debt            7,312,500      7,312,500
     Corp.           quilting        Senior Term
     d/b/a           machines and     Debt            7,000,000      7,000,000
     Gammill, Inc.   accessories

    Home Care       Medical          Senior Term
     Supply, Inc.    equipment        Debt(2)(4)(5)  18,000,000     18,696,600
                     rental

    Inca Metal      Material         Senior Term
     Products        handling         Debt(2)(4)      2,488,164      2,239,347
     Corp.           and
    Kingway          storage
     Acquisition,    products
     Inc.
    Clymer
     Acquisitions,
     Inc.

    Marcal          Manufacturing    Senior
     Paper           paper            Subordinated
     Mills, Inc.     products         Term
                                      Debt(2)(4)      6,800,000      6,205,000
                                     First
                                      Mortgage
                                      Debt(3)         9,210,334      9,210,334

    Medassets,      Pharmaceutical
     Inc.            and healthcare
                     GPOs                             6,000,000      6,000,000

    Mistras         Nondestructive   Senior Term
     Holdings,       testing          Debt(2)        10,000,000      9,775,000
     Inc.            instruments,    Senior Term
                     systems and      Debt(2)         5,000,000      4,837,500
                     services

    Wingstop        Restaurant -     Senior Term
     Restaurants     fast food        Debt(4)         3,500,000      3,473,750
     International,                  Senior Term
     Inc.                             Debt(4)         2,000,000      1,987,500

    Woven           Cable and        Senior Term
     Electronics     wire harness     Debt(2)         2,500,000      2,500,000
     Corp.           assemblers      Senior Term
                                      Debt(2)         6,000,000      6,000,000
                                     Senior Term
                                      Debt(2)         6,000,000      6,000,000

                                                   $140,626,669   $138,541,292

    (1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.
    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.
    (3) Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.
    (4) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.
    (5) Includes a success fee with a fair value of $516,600.



                        GLADSTONE CAPITAL CORPORATION
                           SCHEDULE OF INVESTMENTS
                           AS OF SEPTEMBER 30, 2003
                                 (UNAUDITED)

    COMPANY (1)     INDUSTRY         INVESTMENT     COST           FAIR VALUE

    America's       Water heater     Senior Term
     Water Heater    rentals          Debt(2)(4)    $12,000,000    $12,000,000
     Rentals,        and servicing
      LLC

    ARI Holdings,   Manufacturing    Senior Term
     Inc.            auto parts       Debt(2)(3)      3,511,667      3,511,667
                                     Senior Term
                                      Debt(2)         1,500,000      1,500,000

    Coyne           Industrial       Senior Term
     International   services         Debt(2)(3)(4)  15,421,740     15,306,077
     Enterprises
     Corp.

    Finn            Manufacturing    Senior
     Corporation     landscape        Subordinated
                     equipment        Term Debt(4)   10,500,000     10,421,250
                                     Common Stock
                                      Warrants for
                                      2% Ownership       37,000        431,111

    Fugate &        Imaging          Senior Term
     Associates,     supplies         Debt(4)         3,412,500      3,412,500
     Inc.                            Senior Term
                                      Debt(4)         1,833,333      1,833,333

    Home Care       Medical          Senior Term
     Supply, Inc.    equipment        Debt(2)(4)(5)  18,000,000     18,428,400
                     rental

    Inca Metal      Material         Senior Term
     Products        handling and     Debt(2)(4)      5,775,000      4,995,375
     Corp.           storage
    Kingway          products
     Acquisition,
      Inc.
    Clymer
     Acquisitions,
      Inc.

    Kozy Shack      Food              Senior Term
     Enterprises,    production        Debt(2)(4)       900,000        909,000
     Inc.            and sales

    Marcal          Manufacturing     Senior
     Paper           paper             Subordinated
     Mills, Inc.     products          Term
                                       Debt(2)(4)     6,975,000      6,922,687
                                      First
                                       Mortgage
                                       Debt(3)        9,163,653      9,163,653

    Mistras         Nondestructive    Senior Term
     Holdings,       testing           Debt(2)       10,000,000     10,000,000
     Inc.            instruments,     Senior Term
                     systems and       Debt(2)        5,000,000      5,000,000
                     services

    Wingstop        Restaurant -      Senior Term
     Restaurants     fast food         Debt(4)        3,500,000      3,482,500
     International,                   Senior Term
     Inc.                              Debt(4)        2,000,000      1,990,000

                                                   $109,529,893   $109,307,553

    (1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act").In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.
    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.
    (3) Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.
    (4) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.
    (5) Includes a success fee with a fair value of $473,400.



                        GLADSTONE CAPITAL CORPORATION
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)

                                               Three Months      Three Months
                                                  Ended             Ended
                                                 March 31,         March 31,
                                                   2004              2003
    INVESTMENT INCOME
      Interest income - investments             $3,878,817        $3,275,962

      Interest income -
       cash and cash equivalents                    17,334           113,338

      Interest income -
       notes receivable from officers              109,538           109,737

      Managerial assistance fees                   356,231           358,000
      Other income                                   6,000             2,256
        Total Investment Income                 $4,367,920        $3,859,293

    EXPENSES
      Salaries and benefits                       $419,769          $477,861
      Rent                                          33,964            54,525

      Professional fees                            282,292            86,577
      Directors fees                                32,877            20,857
      Insurance                                     63,274            73,686
      Stockholder related costs                     67,320            74,342

      Financing fees                               149,039               -
      Interest                                      24,602               -

      General and administrative                   173,225           151,854
        Total Expenses                          $1,246,362          $939,702

    NET INVESTMENT INCOME                       $3,121,558        $2,919,591

      Realized gain on sale of investment           12,500               -

      Net unrealized (depreciation)
       appreciation on investments                (305,475)          742,424

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS                  $2,828,583        $3,662,015

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS PER
     COMMON SHARE
      Basic                                          $0.28             $0.36
      Diluted                                        $0.27             $0.36

    WEIGHTED AVERAGE SHARES OF
     COMMON STOCK OUTSTANDING
      Basic                                     10,087,615        10,071,844
      Diluted                                   10,375,281        10,100,062



                        GLADSTONE CAPITAL CORPORATION
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)

                                                Six Months        Six Months
                                                  Ended             Ended
                                                 March 31,         March 31,
                                                   2004              2003
    INVESTMENT INCOME
      Interest income - investments             $7,418,513        $6,203,625

      Interest income -
       cash and cash equivalents                    65,955           311,504

      Interest income -
       notes receivable from officers              218,170           219,341

      Managerial assistance fees                   611,231           358,000
      Other income                                  22,000             2,256
        Total Investment Income                 $8,335,869        $7,094,726

    EXPENSES
      Salaries and benefits                       $810,476          $911,101

      Rent                                          71,724           109,145

      Professional fees                            459,950           201,267
      Directors fees                                57,210            34,357

      Insurance                                    137,285           144,841

      Stockholder related costs                    119,980           111,432
      Financing fees                               294,035               -
      Interest                                      24,602               -

      General and administrative                   300,413           250,837
        Total Expenses                          $2,275,675        $1,762,980

    NET INVESTMENT INCOME                       $6,060,194        $5,331,746

      Realized gain on sale of investment           12,500               -

      Net unrealized (depreciation)
       appreciation on investments              (1,863,037)          742,424

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS                  $4,209,657        $6,074,170

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS PER
     COMMON SHARE
      Basic                                          $0.42             $0.60
      Diluted                                        $0.41             $0.60

    WEIGHTED AVERAGE SHARES OF
     COMMON STOCK OUTSTANDING
      Basic                                     10,084,729        10,071,844
      Diluted                                   10,354,405        10,112,129



                        GLADSTONE CAPITAL CORPORATION
                             FINANCIAL HIGHLIGHTS
                                 (UNAUDITED)

                                                 Three Months     Three Months
                                                    Ended            Ended
                                                   March 31,        March 31,
                                                     2004             2003
    Per Share Data (1)
    Net asset value at beginning of period          $12.79            $12.98
    Net investment income                             0.31              0.29
    Realized gain on sale of investment                -                 -
    Net unrealized (loss)/gain on investments        (0.03)             0.07
    Issuance of common stock under
     stock option plan                               (0.03)              -
    Distributions from net investment income         (0.33)            (0.25)
    Repayment of principal on
     notes receivable                                  -                 -
    Net asset value at end of period                $12.71            $13.09

    Per share market value at
     beginning of period                            $22.35            $16.47
    Per share market value at
     end of period                                    2.41             16.18
    Total return (2)(3)                              1.76%            -0.24%
    Shares outstanding at end of period         10,105,178        10,071,844

    Ratios/Supplemental Data
    Net assets at end of period               $128,415,109      $131,902,958
    Average net assets                        $127,521,641      $132,125,265
    Ratio of operating expenses to
     average net assets - annualized                 3.87%             2.85%
    Ratio of net investment income to
     average net assets - annualized                 9.68%            11.09%



                                                  Six Months        Six Months
                                                    Ended             Ended
                                                   March 31,         March 31,
                                                     2004              2003
    Per Share Data (1)
    Net asset value at beginning of period          $12.97            $12.97
    Net investment income                             0.60              0.53
    Realized gain on sale of investment                -                 -
    Net unrealized (loss)/gain on investments        (0.18)             0.07
    Issuance of common stock under
     stock option plan                               (0.03)              -
    Distributions from net investment income         (0.66)            (0.48)
    Repayment of principal on
     notes receivable                                 0.01               -
    Net asset value at end of period                $12.71            $13.09

    Per share market value at
     beginning of period                            $19.45            $16.88
    Per share market value at
     end of period                                   22.41             16.18
    Total return (2)(3)                             18.76%            -1.30%
    Shares outstanding at end of period         10,105,178        10,071,844

    Ratios/Supplemental Data
    Net assets at end of period               $128,415,109      $131,902,958
    Average net assets                        $128,261,840      $131,844,204
    Ratio of operating expenses to
     average net assets - annualized                 3.55%             2.67%
    Ratio of net investment income to
     average net assets - annualized                 9.45%             9.21%


    (1) Basic per share data.
    (2) Amounts were not annualized for the results of the three and six month periods ended March 31, 2004 and March 31, 2003.
    (3) Total return equals the increase of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value.



    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements.
These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2003, as filed with the Securities and Exchange Commission on December 11, 2003. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



SOURCE  Gladstone Capital Corp.
    -0-                             05/13/2004
    /CONTACT: Harry Brill, Chief Financial Officer, or Skye Breeden, Director of Shareholder Relations, both of Gladstone Capital Corp., +1-703-286-7000/
    /Web site:  http://www.gladstonecapital.com/
    (GLAD)

CO:  Gladstone Capital Corp.
ST:  Virginia
IN:  FIN
SU:  ERN CCA